UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2010

JEDEDIAH RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, 3rd Floor Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +45-8842 9181

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report of Jediediah Resources Corp. (the “Company”) on Form 8-K dated July 22, 2010 and filed with the Securities and Exchange Commission on July 28, 2010 (the “Current Report”), is being filed to revise and clarify the descriptions of the Company’s accountants and auditors.  This Amendment amends and restates Items 4.01 and 5.03 in their entirety.

Item 4.01              Changes in Registrant’s Certifying Accountant.

(a)   Previous independent registered public accounting firm.

On July 22, 2010, the Company notified BDO Canada LLP (“BDO Canada”) that it was dismissed as the Company’s independent registered public accounting firm.  The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by BDO Canada.

The reports of BDO Canada on the Company’s financial statements for the fiscal years ended September 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended September 30, 2009 and 2008, and through July 22, 2010, there have been no disagreements with BDO Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of BDO Canada, would have caused BDO Canada to make reference thereto in its reports on the financial statements.

During the Company’s fiscal years ended September 30, 2009 and 2008, and through July 22, 2010, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO Canada with a copy of the Current Report and on June 28, 26, 2010, BDO Canada furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission stating that BDO Canada agreed with the disclosure contained in the Current Report.  A copy of the letter from BDO Canada, dated July 26, 2010, was filed as Exhibit 16.1 to the Current Report.

On July 23, 2010, the Board of Directors of the Company (the “Board”) approved the engagement of De Joya Griffith & Company, LLC (“De Joya”), as the Company’s special auditors engaged solely to review the financial information of the Company for the fiscal quarter ending June 30, 2010 to determine whether modifications are necessary to confirm such financial information to U.S. Generally Accepted Accounting Principles.  In the Current Report, Matthew G. Wright, C.A. was erroneously described as the Company’s new independent auditor, when, in fact, he will not perform any audit services for the Company whatsoever.

(b)   New independent registered public accounting firm.

The Company has engaged De Joya Griffith & Company, LLC as its special auditors as of July 23, 2010 for the quarter ending June 30, 2010. During the fiscal years ended September 30, 2009 and 2008, and through July 22, 2010, the Company did not consult with De Joya regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K. In deciding to select De Joya, the Board reviewed auditor independence issues and existing commercial relationships with the C.A. Firm and concluded De Joya has no commercial relationship with the Company that would impair its independence.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter of BDO Canada LLP dated July 26, 2010, regarding change in independent registered public accounting firm.*

* Filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K dated July 22, 2010 and filed with the Securities and Exchange Commission on July 28, 2010.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2010	JEDEDIAH RESOURCES CORP.

	By:	/s/ Soren Nielsen
Name: Soren Nielsen
Title: Chief Executive Officer